UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2005, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-7XS)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Sturctured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-7XS, which was made on November 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for the distribution on November 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 29, 2005
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Administrator:
Leigh Gordon 312.904.4839
leigh.gordon@abnamro.com
Analyst:
William Wong 714.259.6243
william.wong@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Principal Reconciliation
Bond Interest Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-6

Page 11-13
Page 14-16
Page 17-19
Page 20-22
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC57XS
SASC57XS_200511_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Mar-05
25-Apr-05
25-Apr-35
Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.505033%
4.037500%
4.193750%
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-7XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
343
Bond Payments
Statement Date:
ABN AMRO Acct: 722499.2
680.321711728
36.235633232
0.000000000
644.086078496
2.435599010
4.3137500000%
0.00
0.00
0.000000000
4.1575000000%
0.000000000
86359B7F2
1-A1A
79,189,000.00
2,869,463.56
0.00
51,004,532.47
192,872.65
53,873,996.03
680.321711600
36.235633200
0.000000000
644.086078400
2.429740667
4.3037500000%
0.00
0.00
0.000000000
4.1475000000%
0.000000000
86359B7P0
1-A1B
75,000,000.00
2,717,672.49
0.00
48,306,455.88
182,230.55
51,024,128.37
680.321710276
36.235633083
0.000000000
644.086077193
2.435598997
4.3137500000%
0.00
0.00
0.000000000
4.1575000000%
0.000000000
86359B7Q8
1-A1C
9,975,000.00
361,450.44
0.00
6,424,758.62
24,295.10
6,786,209.06
1000.000000000
0.000000000
0.000000000
1000.000000000
4.158333333
4.9900000000%
0.00
0.00
0.000000000
4.9900000000%
0.000000000
86359B7G0
1-A2A
15,000,000.00
0.00
0.00
15,000,000.00
62,375.00
15,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.391666842
5.2700000000%
0.00
0.00
0.000000000
5.2700000000%
0.000000000
86359B7R6
1-A2B
28,461,000.00
0.00
0.00
28,461,000.00
124,991.23
28,461,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.616666610
5.5400000000%
0.00
0.00
0.000000000
5.5400000000%
0.000000000
86359B7H8
1-A3
58,589,000.00
0.00
0.00
58,589,000.00
270,485.88
58,589,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.508333333
5.4100000000%
0.00
0.00
0.000000000
5.4100000000%
0.000000000
86359B7J4
1-A4A
15,000,000.00
0.00
0.00
15,000,000.00
67,625.00
15,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.533333562
5.4400000000%
0.00
0.00
0.000000000
5.4400000000%
0.000000000
86359B7S4
1-A4B
14,579,000.00
0.00
0.00
14,579,000.00
66,091.47
14,579,000.00
860.698661290
16.543662730
0.000000000
844.154998560
3.514519539
4.9000000000%
0.00
0.00
0.000000000
4.9000000000%
0.000000000
86359B7K1
2-A1A
163,187,000.00
2,699,710.69
0.00
137,755,121.75
573,523.90
140,454,832.44
860.698661766
16.543662765
0.000000000
844.154999001
3.514519634
4.9000000000%
0.00
0.00
0.000000000
4.9000000000%
0.000000000
86359B7T2
2-A1B
25,033,000.00
414,137.51
0.00
21,131,732.09
87,978.97
21,545,869.60
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864236509
4.6437500000%
0.00
0.00
0.000000000
4.4875000000%
0.000000000
86359B7L9
M1
12,397,000.00
0.00
0.00
12,397,000.00
47,904.94
12,397,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.036458482
4.8437500000%
0.00
0.00
0.000000000
4.6875000000%
0.000000000
86359B7M7
M2
9,815,000.00
0.00
0.00
9,815,000.00
39,617.84
9,815,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.198958474
6.1937500000%
0.00
0.00
0.000000000
6.0375000000%
0.000000000
86359B7N5
M3
10,331,000.00
0.00
0.00
10,331,000.00
53,710.44
10,331,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
503658.600000000
0.00
50,365.86
503658.600000000
N/A
0.000000000
9ABSU9814
P
100.00
0.00
0.00
100.00
50,365.86
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.119371971
0.00
61,662.32
0.119371971
N/A
0.000000000
9ABSU9822
CX
0.00
0.00
0.00
0.00
61,662.32
0.00
847.645257904
0.000000000
0.000000000
830.101335648
0.951773014
0.00
0.00
0.000000000
1.3474122517%
0.000000000
N
9ABSU9830
X
516,556,933.95
0.00
0.00
428,794,600.81
491,644.95
437,857,035.50
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU9848
R
0.00
0.00
0.00
0.00
0.00
0.00
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.505033%
4.037500%
4.193750%
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-7XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
343
Bond Payments
Statement Date:
ABN AMRO Acct: 722499.2
Total P&I Payment
0.00
112,028.18
516,556,100.00
437,857,135.50
11,459,810.79
Total
428,794,700.81
9,062,434.69
0.00
2,397,376.10
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Statement Date:
Cash Reconciliation Summary
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,287,351.93
0.00
0.00
Less Other Adjustment
0.00
Total
2,379,809.02
Unscheduled Interest:
Prepayment Penalties
50,365.86
Yield Maintenance Penalties
0.00
Other Interest Proceeds
61,622.32
Total
111,988.18
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
2,402,503.77
0.00
0.00
0.00
0.00
252,718.90
14,877.49
267,596.39
88,382.77
8,706,455.53
0.00
0.00
0.00
8,794,838.30
9,062,434.69
11,464,938.46
11,464,938.46
439,664,984.50
2,190
267,596.39
8,794,838.30
49
0.00
0.00
0
0.00
0
430,602,549.81
2,141
32,670.50
196,765.72
14,877.49
92,457.09
34,789.22
221,280.59
89,293.43
0.00
0.00
3,553.49
92,846.93
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(89,293.43
2,402,503.77
Interest Not Advanced (
Current Period
)
0.00
92,457.09
Less Non Recovered
)
(67,942.21
)
(12,758.77
0.00
0.00
1,807,949.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
0.00
0.00
0.00
Principal Distribution Amount
0.00
0

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Statement Date:
Cash Reconciliation Summary Pool 1
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,389,863.57
0.00
0.00
Less Other Adjustment
0.00
Total
1,457,151.76
Unscheduled Interest:
Prepayment Penalties
23,409.83
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
23,409.83
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
1,426,935.94
0.00
0.00
0.00
0.00
226,286.48
13,419.95
239,706.43
73,625.72
5,635,254.34
0.00
0.00
0.00
5,708,880.06
5,948,586.49
7,375,522.43
7,375,522.43
264,301,351.89
1,315
239,706.43
5,708,880.06
31
0.00
0.00
0
0.00
0
258,352,765.40
1,284
30,714.89
158,146.83
13,419.95
67,288.19
32,450.38
176,274.54
53,625.65
0.00
0.00
2,598.13
56,223.78
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(53,625.65
1,426,935.94
Interest Not Advanced (
Current Period
)
0.00
67,288.19
Less Non Recovered
)
(49,160.48
)
(11,684.46
0.00
0.00
0.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
5,948,586.49
0.00
5,948,586.49
Principal Distribution Amount
0.00
0

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Statement Date:
Cash Reconciliation Summary Pool 2
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
897,488.36
0.00
0.00
Less Other Adjustment
0.00
Total
922,657.26
Unscheduled Interest:
Prepayment Penalties
26,956.03
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
26,956.03
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
913,945.50
0.00
0.00
0.00
0.00
26,432.42
1,457.54
27,889.96
14,757.05
3,071,201.19
0.00
0.00
0.00
3,085,958.24
3,113,848.20
4,027,793.70
4,027,793.70
175,363,632.61
875
27,889.96
3,085,958.24
18
0.00
0.00
0
0.00
0
172,249,784.41
857
1,955.61
38,618.89
1,457.54
25,168.89
2,338.84
45,006.05
35,667.79
0.00
0.00
955.36
36,623.15
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(35,667.79
913,945.50
Interest Not Advanced (
Current Period
)
0.00
25,168.89
Less Non Recovered
)
(18,781.74
)
(1,074.31
0.00
0.00
0.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
3,113,848.20
0.00
3,113,848.20
Principal Distribution Amount
0.00
0

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
50,365.86
50,365.86
Total Excess Allocated to the Bonds
50,365.86
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
50,365.86
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
1-A1A
NA
NA
4/25/2035
51,004,532.47
0.00
0.00
53,873,996.03
79,189,000.00
115,628.96
0.00
0.00
0.00
2,753,834.60
1-A1B
NA
NA
4/25/2035
48,306,455.88
0.00
0.00
51,024,128.37
75,000,000.00
109,512.33
0.00
0.00
0.00
2,608,160.16
1-A1C
NA
NA
4/25/2035
6,424,758.62
0.00
0.00
6,786,209.06
9,975,000.00
14,565.14
0.00
0.00
0.00
346,885.30
1-A2A
NA
NA
4/25/2035
15,000,000.00
0.00
0.00
15,000,000.00
15,000,000.00
0.00
0.00
0.00
0.00
0.00
1-A2B
NA
NA
4/25/2035
28,461,000.00
0.00
0.00
28,461,000.00
28,461,000.00
0.00
0.00
0.00
0.00
0.00
1-A3
NA
NA
4/25/2035
58,589,000.00
0.00
0.00
58,589,000.00
58,589,000.00
0.00
0.00
0.00
0.00
0.00
1-A4A
NA
NA
4/25/2035
15,000,000.00
0.00
0.00
15,000,000.00
15,000,000.00
0.00
0.00
0.00
0.00
0.00
1-A4B
NA
NA
4/25/2035
14,579,000.00
0.00
0.00
14,579,000.00
14,579,000.00
0.00
0.00
0.00
0.00
0.00
2-A1A
NA
NA
4/25/2035
137,755,121.75
0.00
0.00
140,454,832.44
163,187,000.00
24,180.63
0.00
0.00
0.00
2,675,530.06
2-A1B
NA
NA
4/25/2035
21,131,732.09
0.00
0.00
21,545,869.60
25,033,000.00
3,709.33
0.00
0.00
0.00
410,428.18
M1
NA
NA
4/25/2035
12,397,000.00
0.00
0.00
12,397,000.00
12,397,000.00
0.00
0.00
0.00
0.00
0.00
M2
NA
NA
4/25/2035
9,815,000.00
0.00
0.00
9,815,000.00
9,815,000.00
0.00
0.00
0.00
0.00
0.00
M3
NA
NA
4/25/2035
10,331,000.00
0.00
0.00
10,331,000.00
10,331,000.00
0.00
0.00
0.00
0.00
0.00
P
NA
NA
4/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
CX
NA
NA
4/25/2035
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
NA
NA
4/25/2035
428,794,600.81
0.00
0.00
437,857,035.50
516,556,933.95
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
267,596.39
0.00
8,794,838.30
0.00
516,556,100.00
428,794,700.81
437,857,135.50
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A1A
Act/360
31
192,872.65
0.00
192,872.65
192,872.65
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A1B
Act/360
31
182,230.55
0.00
182,230.55
182,230.55
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A1C
Act/360
31
24,295.10
0.00
24,295.10
24,295.10
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A2A
30/360
30
62,375.00
0.00
62,375.00
62,375.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A2B
30/360
30
124,991.23
0.00
124,991.23
124,991.23
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A3
30/360
30
270,485.88
0.00
270,485.88
270,485.88
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A4A
30/360
30
67,625.00
0.00
67,625.00
67,625.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
1-A4B
30/360
30
66,091.47
0.00
66,091.47
66,091.47
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
2-A1A
30/360
30
573,523.90
0.00
573,523.90
573,523.90
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
2-A1B
30/360
30
87,978.97
0.00
87,978.97
87,978.97
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M1
Act/360
31
47,904.94
0.00
47,904.94
47,904.94
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M2
Act/360
31
39,617.84
0.00
39,617.84
39,617.84
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M3
Act/360
31
53,710.44
0.00
53,710.44
53,710.44
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
P
30/360
30
0.00
0.00
50,365.86
50,365.86
0.00
0.00
0.00
0.00
0.00
No
61,662.32
0.00
0.00
CX
30/360
30
0.00
0.00
61,662.32
61,662.32
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
X
30/360
30
491,644.95
1,807,015.03
2,298,659.98
491,644.95
1,807,015.03
0.00
0.00
2,285,347.92
1,807,015.03
0.00
61,662.32
0.00
0.00
4,204,391.13
2,397,376.10
1,807,015.03
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Other Related Information
Statement Date:
$5,167.69
Certificate Insurance Premium
Insured Payments to Class:
0.00
0.00
0.00
$0.00
Prior Unpaid Certificate Insurance Premium
Aggregate Certificate Insurance Premium
$5,167.69
1-A2A
1-A3
1-A4A

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.65%
0.42%
0.47%
0.47%
5
0.23%
1,015,950
0.24%
0.23%
0.28%
0.00%
0.00%
25-Nov-05
14
1,814,943
10
2,035,253
5
1,205,853
0
0
2,107
424,530,550
98.41%
98.59%
0.82%
0.86%
0.27%
0.22%
2
0.09%
548,587
0.12%
0.27%
0.30%
0.00%
0.00%
25-Oct-05
18
3,760,770
6
965,820
6
1,329,907
0
0
2,158
433,059,900
98.54%
98.50%
0.53%
0.43%
0.18%
0.22%
1
0.04%
161,539
0.04%
0.35%
0.38%
0.00%
0.00%
26-Sep-05
12
1,949,150
4
1,020,332
8
1,720,731
0
0
2,231
449,150,801
98.89%
98.93%
0.48%
0.43%
0.09%
0.06%
0
0.00%
0
0.00%
0.43%
0.46%
0.00%
0.00%
25-Aug-05
11
2,028,117
2
298,534
10
2,137,514
0
0
2,289
463,880,071
99.01%
99.05%
0.47%
0.45%
0.13%
0.14%
0
0.00%
0
0.00%
0.08%
0.10%
0.00%
0.00%
25-Jul-05
11
2,165,493
3
649,860
2
487,819
0
0
2,341
476,555,336
99.32%
99.31%
0.38%
0.46%
0.04%
0.01%
0
0.00%
0
0.00%
0.08%
0.11%
0.00%
0.00%
27-Jun-05
9
2,247,519
1
71,129
2
554,472
0
0
2,385
485,834,255
99.50%
99.41%
0.08%
0.06%
0.04%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
2
302,163
1
395,921
0
0
0
0
2,448
499,585,474
99.88%
99.86%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
0
0
0
0
0
0
0
0
2,489
509,668,315
100.00%
100.00%

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 1
0.86%
0.47%
0.70%
0.66%
5
0.39%
1,015,950
0.39%
0.39%
0.47%
0.00%
0.00%
25-Nov-05
11
1,226,754
9
1,708,053
5
1,205,853
0
0
1,254
253,196,155
97.66%
98.00%
1.14%
1.16%
0.38%
0.30%
2
0.15%
548,587
0.21%
0.46%
0.50%
0.00%
0.00%
25-Oct-05
15
3,053,579
5
788,222
6
1,329,907
0
0
1,287
258,581,056
97.87%
97.84%
0.81%
0.65%
0.30%
0.38%
1
0.07%
161,539
0.06%
0.59%
0.63%
0.00%
0.00%
26-Sep-05
11
1,771,552
4
1,020,332
8
1,720,731
0
0
1,329
267,268,604
98.23%
98.28%
0.65%
0.60%
0.14%
0.11%
0
0.00%
0
0.00%
0.72%
0.76%
0.00%
0.00%
25-Aug-05
9
1,691,132
2
298,534
10
2,137,514
0
0
1,373
278,690,695
98.49%
98.54%
0.77%
0.74%
0.21%
0.22%
0
0.00%
0
0.00%
0.14%
0.17%
0.00%
0.00%
25-Jul-05
11
2,165,493
3
649,860
2
487,819
0
0
1,410
287,549,462
98.88%
98.86%
0.48%
0.58%
0.07%
0.02%
0
0.00%
0
0.00%
0.14%
0.19%
0.00%
0.00%
27-Jun-05
7
1,720,646
1
71,129
2
554,472
0
0
1,442
295,250,461
99.31%
99.21%
0.07%
0.05%
0.07%
0.13%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
159,063
1
395,921
0
0
0
0
1,482
303,685,462
99.87%
99.82%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
0
0
0
0
0
0
0
0
1,507
310,335,488
100.00%
100.00%

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 2
0.35%
0.34%
0.12%
0.19%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
3
588,189
1
327,200
0
0
0
0
853
171,334,396
99.53%
99.47%
0.34%
0.40%
0.11%
0.10%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
3
707,191
1
177,598
0
0
0
0
871
174,478,844
99.54%
99.50%
0.11%
0.10%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
1
177,598
0
0
0
0
0
0
902
181,882,197
99.89%
99.90%
0.22%
0.18%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
2
336,984
0
0
0
0
0
0
916
185,189,377
99.78%
99.82%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
0
0
0
0
0
0
0
0
931
189,005,874
100.00%
100.00%
0.21%
0.28%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
526,873
0
0
0
0
0
0
943
190,583,794
99.79%
99.72%
0.10%
0.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
143,100
0
0
0
0
0
0
966
195,900,012
99.90%
99.93%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
0
0
0
0
0
0
0
0
982
199,332,827
100.00%
100.00%

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Nov-05
0
0
0
0
0
0
0
0
5
1,205,853
460,792
3
0.00%
0.00%
0.00%
0.00%
0.23%
0.28%
0.00%
0.00% 0.00%
0.00% 0.14%
0.11%
0.00%
0.00%
0.09%
0.08%
0
0
2
337,603
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
1
246,507
6
1,329,907
0
0
0.00%
0.00%
0.00%
0.00%
0.27%
0.30%
0.00%
0.00% 0.05%
0.06% 0.00%
0.00%
0.00%
-0.00%
0.14%
0.09%
0
0
3
405,624
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
1
246,667
1
457,505
8
1,720,731
0
0
0.00%
0.00%
0.00%
0.00%
0.35%
0.38%
0.04%
0.05% 0.04%
0.10% 0.00%
0.00%
0.00%
0.00%
0.13%
0.09%
0
0
3
406,056
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
5
1,001,273
2
704,890
0
0
5
1,136,241
0
0
0.00%
0.00%
0.22%
0.21%
0.22%
0.24%
0.09%
0.15% 0.00%
0.00% 0.00%
0.00%
0.00%
-0.00%
0.26%
0.17%
0
0
6
812,888
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
1
92,577
1
71,020
0
0
1
395,242
0
0
0.00%
0.00%
0.04%
0.02%
0.04%
0.08%
0.04%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.25%
0.16%
0
0
6
781,519
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
1
158,890
0
0
1
71,129
1
395,582
0
0
0.00%
0.00%
0.04%
0.03%
0.04%
0.08%
0.00%
0.00% 0.04%
0.01% 0.00%
0.00%
0.00%
0.00%
0.17%
0.12%
0
0
4
603,719
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.12%
0.09%
0
0
3
425,774
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 1
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Nov-05
0
0
0
0
0
0
0
0
5
1,205,853
460,792
3
0.00%
0.00%
0.00%
0.00%
0.39%
0.47%
0.00%
0.00% 0.00%
0.00% 0.23%
0.18%
0.00%
0.00%
0.16%
0.13%
0
0
2
337,603
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
1
246,507
6
1,329,907
0
0
0.00%
0.00%
0.00%
0.00%
0.46%
0.50%
0.00%
0.00% 0.08%
0.09% 0.00%
0.00%
0.00%
-0.00%
0.23%
0.15%
0
0
3
405,624
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
1
246,667
1
457,505
8
1,720,731
0
0
0.00%
0.00%
0.00%
0.00%
0.59%
0.63%
0.07%
0.09% 0.07%
0.17% 0.00%
0.00%
0.00%
0.00%
0.22%
0.15%
0
0
3
406,056
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
5
1,001,273
2
704,890
0
0
5
1,136,241
0
0
0.00%
0.00%
0.36%
0.35%
0.36%
0.40%
0.14%
0.25% 0.00%
0.00% 0.00%
0.00%
0.00%
-0.00%
0.36%
0.22%
0
0
5
634,488
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
1
92,577
1
71,020
0
0
1
395,242
0
0
0.00%
0.00%
0.07%
0.03%
0.07%
0.14%
0.07%
0.02% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.28%
0.17%
0
0
4
495,702
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
1
158,890
0
0
1
71,129
1
395,582
0
0
0.00%
0.00%
0.07%
0.05%
0.07%
0.13%
0.00%
0.00% 0.07%
0.02% 0.00%
0.00%
0.00%
0.00%
0.14%
0.11%
0
0
2
317,784
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.13%
0.10%
0
0
2
318,122
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 2
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.11%
0.10%
0
0
1
178,400
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.15%
0
0
2
285,817
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.15%
0
0
2
285,935
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.10%
0.05%
0
0
1
107,652
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Nov-05
2,141
84.83%
430,602,550
83.36%
2.24%
1.98%
0
0.00%
0
0.00%
343
6.51%
6.25%
49
8,706,456
0.00
0.00
0.00
0.00
25-Oct-05
2,190
86.77%
439,664,985
85.11%
2.84%
3.08%
0
0.00%
0
0.00%
344
6.51%
6.26%
64
13,989,185
0.00
0.00
0.00
0.00
26-Sep-05
2,256
89.38%
454,002,553
87.89%
2.42%
2.98%
0
0.00%
0
0.00%
344
6.51%
6.26%
56
13,966,170
0.00
0.00
0.00
0.00
25-Aug-05
2,312
91.60%
468,344,236
90.67%
1.91%
2.33%
0
0.00%
0
0.00%
345
6.52%
6.26%
45
11,172,741
0.00
0.00
0.00
0.00
25-Jul-05
2,357
93.38%
479,858,508
92.90%
1.67%
1.74%
0
0.00%
0
0.00%
346
6.52%
6.27%
40
8,487,066
0.00
0.00
0.00
0.00
27-Jun-05
2,397
94.97%
488,707,374
94.61%
2.20%
2.24%
0
0.00%
0
0.00%
346
6.53%
6.27%
54
11,198,516
0.00
0.00
0.00
0.00
25-May-05
2,451
97.11%
500,283,558
96.85%
1.53%
1.76%
0
0.00%
0
0.00%
347
6.53%
6.28%
38
8,991,550
0.00
0.00
0.00
0.00
25-Apr-05
2,489
98.61%
509,668,315
98.67%
1.39%
1.27%
0
0.00%
0
0.00%
347
6.54%
6.28%
35
6,535,971
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 1
25-Nov-05
1,284
50.87%
258,352,765
50.01%
2.36%
2.13%
0
0.00%
0
0.00%
338
6.63%
6.37%
31
5,635,254
0.00
0.00
0.00
0.00
25-Oct-05
1,315
52.10%
264,301,352
51.17%
2.66%
2.70%
0
0.00%
0
0.00%
339
6.63%
6.38%
36
7,338,643
0.00
0.00
0.00
0.00
26-Sep-05
1,353
53.61%
271,942,758
52.65%
2.94%
3.73%
0
0.00%
0
0.00%
339
6.63%
6.38%
41
10,542,170
0.00
0.00
0.00
0.00
25-Aug-05
1,394
55.23%
282,817,874
54.75%
2.24%
2.66%
0
0.00%
0
0.00%
340
6.64%
6.39%
32
7,733,925
0.00
0.00
0.00
0.00
25-Jul-05
1,426
56.50%
290,852,634
56.31%
1.79%
2.16%
0
0.00%
0
0.00%
340
6.65%
6.39%
26
6,423,102
0.00
0.00
0.00
0.00
27-Jun-05
1,452
57.53%
297,596,707
57.61%
2.16%
2.08%
0
0.00%
0
0.00%
340
6.65%
6.39%
32
6,319,367
0.00
0.00
0.00
0.00
25-May-05
1,484
58.80%
304,240,446
58.90%
1.53%
1.85%
0
0.00%
0
0.00%
340
6.66%
6.40%
23
5,754,359
0.00
0.00
0.00
0.00
25-Apr-05
1,507
59.71%
310,335,488
60.08%
1.57%
1.60%
0
0.00%
0
0.00%
340
6.66%
6.40%
24
5,040,510
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 2
25-Nov-05
857
33.95%
172,249,784
33.35%
2.06%
1.75%
0
0.00%
0
0.00%
351
6.32%
6.07%
18
3,071,201
0.00
0.00
0.00
0.00
25-Oct-05
875
34.67%
175,363,633
33.95%
3.10%
3.65%
0
0.00%
0
0.00%
352
6.32%
6.07%
28
6,650,542
0.00
0.00
0.00
0.00
26-Sep-05
903
35.78%
182,059,795
35.24%
1.63%
1.85%
0
0.00%
0
0.00%
353
6.33%
6.08%
15
3,424,000
0.00
0.00
0.00
0.00
25-Aug-05
918
36.37%
185,526,361
35.92%
1.40%
1.82%
0
0.00%
0
0.00%
354
6.32%
6.07%
13
3,438,816
0.00
0.00
0.00
0.00
25-Jul-05
931
36.89%
189,005,874
36.59%
1.48%
1.08%
0
0.00%
0
0.00%
355
6.33%
6.08%
14
2,063,964
0.00
0.00
0.00
0.00
27-Jun-05
945
37.44%
191,110,667
37.00%
2.28%
2.49%
0
0.00%
0
0.00%
356
6.34%
6.09%
22
4,879,149
0.00
0.00
0.00
0.00
25-May-05
967
38.31%
196,043,112
37.95%
1.53%
1.62%
0
0.00%
0
0.00%
357
6.34%
6.09%
15
3,237,191
0.00
0.00
0.00
0.00
25-Apr-05
982
38.91%
199,332,827
38.59%
1.11%
0.74%
0
0.00%
0
0.00%
358
6.34%
6.09%
11
1,495,461
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 1
Current Total
Cumulative
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-7XS
ABN AMRO Acct: 722499.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 2
Current Total
Cumulative
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722499.2
Series 2005-7XS
Mortgage Pass-Through Certificates
23-Nov-05
27-Dec-05
25-Oct-05
25-Nov-05
25-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)
22-Nov-2005 - 13:59 (U968-U985, W716) (c) 2005 LaSalle Bank N.A.

Original Property